SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2014 (March 21, 2014)

Southwest Iowa Renewable Energy, LLC
(Exact Name of registrant as specified in its charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Southwest Iowa Renewable Energy, LLC (the “Company”) held its 2014 Annual Meeting of Members on March 21, 2014 (the “Annual Meeting”).  At the Annual Meeting, the members voted on and approved the amendment and restatement of Section 6.6 of the Company’s Third Amended and Restated Operating Agreement dated July 17, 2009 (the “Operating Agreement”) and the addition of a new Section 6.11 to the Operating Agreement (the “Approved Amendments”).  The Approved Amendments clarify and supplement the process for members to bring business before the annual meetings of members and to submit member proposals and incorporate current best practices relating to member proposals.  The Company incorporated the Approved Amendments into a Fourth Amended and Restated Operating Agreement (the “Amended Operating Agreement”).  A copy the Amended Operating Agreement is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the members voted on the following proposals which are further described in the Company’s 2014 Proxy Statement filed with the Securities and Exchange Commission on January 28, 2014 (the “2014 Proxy Statement”).

Proposal 1: The members elected the following Series A Director nominee to serve on the Board of Directors until the 2018 Annual Meeting of Members or until his successor shall be elected and qualified:

Nominee	Votes For	Votes Withheld/Abstentions
Hubert M. Houser	3580	336

Proposal 2: The 2014 Proxy Statement included a proposal to amend and restate Section 5.3(e) of the Company’s Operating Agreement.  Approval of Proposal 2 required the affirmative vote of a majority of the total number of Series A Units outstanding.  Despite the limited number of votes against Proposal 2, the Company did not receive votes from a majority of the outstanding Series A Units, either in person or by proxy, and therefore did not have sufficient votes for the approval of Proposal 2.

Votes For	Votes Against	Abstentions
3809	269	47

Proposal 3: The members approved the amendment and restatement of Section 6.6 of the Operating Agreement and the addition of a new Section 6.11 to the Operating Agreement as described in the Company’s 2014 Proxy Statement.

Votes For	Votes Against	Abstentions
8121	291	85

Proposal 4: The members approved, on an advisory basis, the executive compensation as described in the Company’s 2014 Proxy Statement.

Votes For	Votes Against	Abstentions
8044	362	107

Proposal 5: The members voted, on an advisory basis, on the frequency of future advisory votes on executive compensation and the majority of votes cast approved the Board of Directors recommendation for every year as the frequency for future advisory votes on executive compensation.

Every Year	Two Years	Three Years	Abstentions
7539	295	158	258

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Fourth Amended and Restated Operating Agreement of Southwest Iowa Renewable Energy, LLC dated March 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2014	SOUTHWEST IOWA RENEWABLE ENERGY, LLC By: /s/ Brian T. Cahill________________________ Brian T. Cahill General Manager, President, and CEO

Exhibit Index

Exhibit Number	Description
3.1	Fourth Amended and Restated Operating Agreement of Southwest Iowa Renewable Energy, LLC dated March 21, 2014.